UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 23, 2010 (March 23, 2010)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 23, 2010, Transcept Pharmaceuticals, Inc. (“Transcept”) issued a press release relating to its financial results for the three and twelve month period ended December 31, 2009 and certain other information. The full text of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On March 23, 2010, Transcept Pharmaceuticals, Inc. issued a press release announcing its receipt of its second patent from the United States Patent and Trademark Office (USPTO).

The full text of the press release is furnished herewith as Exhibit 99.2. The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein.

The information in this Item 7.01 of this Form 8-K and the Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing Fourth Quarter and Year End Financial Results dated March 23, 2010.

99.2	Transcept Pharmaceuticals, Inc. Press Release Announcing Patent Issuance, dated March 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: March 23, 2010

	By:	/s/ THOMAS P. SOLOWAY
	Name:	Thomas P. Soloway
	Title:	Senior Vice President, Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing Fourth Quarter and Year End Financial Results dated March 23, 2010.

99.2	Transcept Pharmaceuticals, Inc. Press Release Announcing Patent Issuance, dated March 23, 2010.

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